Exhibit 4.2

BARCLAYS BANK PLC,

Issuer

TO

THE BANK OF NEW YORK MELLON,
Trustee

SUPPLEMENTAL INDENTURE

Dated as of April 30, 2015

Supplement to Indenture Dated
as of September 16, 2004

Senior Debt Securities

SUPPLEMENTAL INDENTURE, dated as of April 30, 2015 (this “Supplemental Indenture”) to the Indenture dated as of September 16, 2004, (the “Indenture”), between Barclays Bank PLC, a public limited company registered in England and Wales (herein called the “Company”), having its registered office at 1 Churchill Place, London E14 5HP, England, and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore made, executed and delivered to the Trustee the Indenture, providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series;

WHEREAS, the Company issued the distinct issuances (each an “Issue”) of Securities bearing each CUSIP number listed in Annex A (such securities, collectively the “Affected Securities”) which constitute part of the single series of debt securities entitled “Global Medium-Term Notes, Series A” issued by the Company pursuant to the Indenture;

WHEREAS, the Company desires to modify certain provisions of each Issue of Affected Securities to (i) provide the Company with an unqualified right to redeem all, but not less than all, outstanding Senior Debt Securities of such Issue in return for a cash payment in U.S. dollars per Senior Debt Security of such Issue in an amount equal to the principal amount of the Holder’s Senior Debt Securities of such Issue times the Index Factor (as defined in the Global Securities for such Issue) on the applicable Trading Date (as defined in the Global Securities for such Issue) minus the Investor Fee (as defined in the Global Securities for such Issue) on the applicable Trading Date; (ii) provide the Company with an unqualified right to initiate a split or a reverse split of the Senior Debt Securities of such Issue; (iii) reduce the Investor Fee for the Senior Debt Securities of such Issue applicable to the period beginning on the day after the Amendment Date and continuing until the Maturity Date (as defined in the Global Securities for such Issue) from an amount equal to 0.75% per annum times the principal amount of the Holder’s Senior Debt Securities of such Issue times the Index Factor to an amount equal to 0.70% per annum times the principal amount of the Holder’s Senior Debt Securities of such Issue times the Index Factor, in each case calculated on a daily basis; and (iv) reduce the minimum amount of Senior Debt Securities of such Issue required to be redeemed for the Holder to exercise the right of Early Redemption (as defined in the Global Securities for such Issue) from 50,000 Senior Debt Securities to 30,000 Senior Debt Securities;

WHEREAS, Section 9.02 of the Indenture provides that, with the consent of not less than a majority in aggregate principal amount of the Outstanding Senior Debt Securities of each series affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of Senior Debt Securities of such series under the Indenture;

WHEREAS, the Company conducted a consent solicitation, which launched on November 19, 2013 (the “Consent Solicitation”) with respect to the matters contemplated by this Supplemental Indenture;

WHEREAS, through the Consent Solicitation the Trustee and the Company have received the consent of a majority in aggregate principal amount of each Issue of Affected Securities, as specified in Annex A, to the matters contemplated herein and as evidenced by the certificate from Broadridge Financial Solutions, Inc. attached as Annex B hereto; and

WHEREAS, this Supplemental Indenture is authorized by the Board Resolution dated July 12, 2013, and all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee according to its terms have been done;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH

For and in consideration of the provisions set forth herein, it is mutually agreed, for the equal and proportionate benefit of all Holders, from time to time, of the Affected Securities as follows:

ARTICLE 1
Amendments

Section 1.01.                Concurrently with the execution and delivery of this Supplemental Indenture, each Issue of Affected Securities shall be amended in accordance with the corresponding revised Global Security set out in Annex C hereto (the “Replacement Securities”). This Supplemental Indenture shall amend each Issue of Affected Securities without any further action.

Section 1.02.                Immediately following the execution and delivery of this Supplemental Indenture, the outstanding Global Security for each Issue of Affected Securities shall be exchanged pursuant to the Indenture for the corresponding Replacement Security provided that the failure to issue the Replacement Security for any Issue shall not affect the validity of the outstanding Affected Securities of such Issue or the effect of this Supplemental Indenture with respect to the outstanding Affected Securities of such Issue.

ARTICLE 2
Miscellaneous Provisions

Section 2.01.                Other Terms of Indenture. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect including, without limitation, Section 6.07.

Section 2.02.                Terms Defined. All terms defined in the Indenture shall have the same meanings when used herein.

Section 2.03.                Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.04.                Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York.

Section 2.05.                Further Instruments.  The parties hereto will execute and deliver such further instruments and do such further acts and things as may reasonably be required to carry out the intent and purpose of this Supplemental Indenture.

Section 2.06.                Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture by the Trust Indenture Act of 1939, as amended, the required provision shall control.

Section 2.07.               Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 2.08.                The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (ii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first above written.

BARCLAYS BANK PLC

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

[Signature Page to Supplemental Indenture]

Annex A*

List of Global Medium-Term Notes, Series A

Name of Securities	Inception Date	CUSIP	Number of Holders Voting in Favor	Percent of Outstanding Securities Voting in Favor
iPath® Bloomberg Commodity Index Total ReturnSM ETN	June 6, 2006	06738C778	23,673,968.626	50.250%
iPath® Bloomberg Cocoa Subindex Total ReturnSM ETN	June 24, 2008	06739H313	602,120.000	50.176%
iPath® Bloomberg Lead Subindex Total ReturnSM ETN	June 24, 2008	06739H263	30,900.000	52.284%
iPath® S&P GSCI® Total Return Index ETN	June 6, 2006	06738C794	1,950,888.000	50.728%

*                                         Each CUSIP number has been assigned to this issue by Standard and Poor’s Corporation and is included solely for the convenience of the Holders. None of the Company, the Trustee, the Agent or any of their respective agents shall be responsible for the selection or use of each CUSIP number, nor is any representation made as to its correctness on the Securities or as indicated in any consent solicitation statement.

Annex B

Certificate of Broadridge Financial Solutions, Inc.

CERTIFICATE OF TABULATION AGENT

Solicitation of Consents relating to the Global Medium-Term Notes, Series A iPath® DJ-UBS Commodity Index Total Return ETNs due June 12, 2036 (CUSIP No.: 06738C778) (the “ETNs”)

Terms used in this certificate but not defined herein shall have the meanings set out in the Consent Solicitation Statement dated November 19, 2013, with respect to the ETN’s (the “CSS”). The aggregate amount of ETNs outstanding above represents the amount outstanding held through the Depository Trust Company (“DTC”).

We confirm that DTC has issued an Omnibus Proxy to the DTC participants listed on Exhibit A hereto (the “Direct DTC Participants”) pursuant to a DTC Omnibus Proxy Form dated November 21, 2013. We confirm that each of the Direct DTC Participants listed on the DTC Omnibus Proxy has granted us a Proxy to directly obtain consents from the underlying beneficial owners of the position such Direct DTC Participant holds in DTC. November 8, 2013 is the record date (the “Record Date”) to determine the beneficial owners entitled to give consent in connection with the CSS. We also confirm that we have confirmed with each Direct DTC Participant that all the consents we have obtained are from the proper underlying owner of the beneficial interest in the ETNs who owned such beneficial interest as of the Record Date.

We confirm that as of 5:00 p.m. Eastern Standard Time on March 31, 2015, Broadridge Financial Solutions, in its capacity as Solicitation and Tabulation Agent, had received consents from $1,183,698,431.30 in aggregate principal amount of the ETNs representing 50.250% of the Holders of the outstanding ETNs.

We further confirm that the Consents received represent a majority of the aggregate principal amount of the outstanding ETNs voting as a single class as calculated pursuant to the Indenture and that the Requisite Consents were obtained from Holders who were registered Holders as of the Record Date.

This certificate may also be relied upon conclusively by The Bank of New York Mellon as Trustee and Sullivan & Cromwell LLP.

This certificate is made at 5:00 p.m. Eastern Standard Time on March 31, 2015.

For and on behalf of
Broadridge Financial Solutions

/s/ Anthony LaPoma
Anthony LaPoma

CERTIFICATE OF TABULATION AGENT

Solicitation of Consents relating to the Global Medium-Term Notes, Series A iPath® DJ-UBS Cocoa Subindex Total Return ETNs due June 24, 2038 (CUSIP No.: 06739H313) (the “ETNs”)

Terms used in this certificate but not defined herein shall have the meanings set out in the Consent Solicitation Statement dated November 19, 2013, with respect to the ETN’s (the “CSS”). The aggregate amount of ETNs outstanding above represents the amount outstanding held through the Depository Trust Company (“DTC”).

We confirm that DTC has issued an Omnibus Proxy to the DTC participants listed on Exhibit A hereto (the “Direct DTC Participants”) pursuant to a DTC Omnibus Proxy Form dated November 20, 2013. We confirm that each of the Direct DTC Participants listed on the DTC Omnibus Proxy has granted us a Proxy to directly obtain consents from the underlying beneficial owners of the position such Direct DTC Participant holds in DTC. November 8, 2013 is the record date (the “Record Date”) to determine the beneficial owners entitled to give consent in connection with the CSS. We also confirm that we have confirmed with each Direct DTC Participant that all the consents we have obtained are from the proper underlying owner of the beneficial interest in the ETNs who owned such beneficial interest as of the Record Date.

We confirm that as of 5:00 p.m. Eastern Standard Time on March 31, 2015, Broadridge Financial Solutions, in its capacity as Solicitation and Tabulation Agent, had received consents from $30,106,000.00 in aggregate principal amount of the ETNs representing 50.176% of the Holders of the outstanding ETNs.

We further confirm that the Consents received represent a majority of the aggregate principal amount of the outstanding ETNs voting as a single class as calculated pursuant to the Indenture and that the Requisite Consents were obtained from Holders who were registered Holders as of the Record Date.

This certificate may also be relied upon conclusively by The Bank of New York Mellon as Trustee and Sullivan & Cromwell LLP.

This certificate is made at 5:00 p.m. Eastern Standard Time on March 31, 2015.

For and on behalf of
Broadridge Financial Solutions

/s/ Anthony LaPoma
Anthony LaPoma
Manager – Voting Services

CERTIFICATE OF TABULATION AGENT

Solicitation of Consents relating to the Medium-Term Notes, Series A iPath® DJ-UBS Lead Subindex Total Return ETNs due June 24, 2038 (CUSIP No.: 06739H263) (the “ETNs”)

Terms used in this certificate but not defined herein shall have the meanings set out in the Consent Solicitation Statement dated November 19, 2013, with respect to the ETN’s (the “CSS”). The aggregate amount of ETNs outstanding above represents the amount outstanding held through the Depository Trust Company (“DTC”).

We confirm that DTC has issued an Omnibus Proxy to the DTC participants listed on Exhibit A hereto (the “Direct DTC Participants”) pursuant to a DTC Omnibus Proxy Form dated November 19, 2013. We confirm that each of the Direct DTC Participants listed on the DTC Omnibus Proxy has granted us a Proxy to directly obtain consents from the underlying beneficial owners of the position such Direct DTC Participant holds in DTC. November 8, 2013 is the record date (the “Record Date”) to determine the beneficial owners entitled to give consent in connection with the CSS. We also confirm that we have confirmed with each Direct DTC Participant that all the consents we have obtained are from the proper underlying owner of the beneficial interest in the ETNs who owned such beneficial interest as of the Record Date.

We confirm that as of 5:00 p.m. Eastern Standard Time on March 31, 2015, Broadridge Financial Solutions, in its capacity as Solicitation and Tabulation Agent, had received consents from $1,545,000.00 in aggregate principal amount of the ETNs representing 52.284% of the Holders of the outstanding ETNs.

We further confirm that the Consents received represent a majority of the aggregate principal amount of the outstanding ETNs voting as a single class as calculated pursuant to the Indenture and that the Requisite Consents were obtained from Holders who were registered Holders as of the Record Date.

This certificate may also be relied upon conclusively by The Bank of New York Mellon as Trustee and Sullivan & Cromwell LLP.

This certificate is made at 5:00 p.m. Eastern Standard Time on March 31, 2015.

For and on behalf of
Broadridge Financial Solutions

/s/ Anthony LaPoma
Anthony LaPoma
Manager – Voting Services

CERTIFICATE OF TABULATION AGENT

Solicitation of Consents relating to the Medium-Term Notes, Series A iPath® S & P GSCI Total Return Index ETNs due June 12, 2036 (CUSIP No.: 06738C794) (the “ETNs”)

Terms used in this certificate but not defined herein shall have the meanings set out in the Consent Solicitation Statement dated November 19, 2013, with respect to the ETN’s (the “CSS”). The aggregate amount of ETNs outstanding above represents the amount outstanding held through the Depository Trust Company (“DTC”).

We confirm that DTC has issued an Omnibus Proxy to the DTC participants listed on Exhibit A hereto (the “Direct DTC Participants”) pursuant to a DTC Omnibus Proxy Form dated November 20, 2013. We confirm that each of the Direct DTC Participants listed on the DTC Omnibus Proxy has granted us a Proxy to directly obtain consents from the underlying beneficial owners of the position such Direct DTC Participant holds in DTC. November 8, 2013 is the record date (the “Record Date”) to determine the beneficial owners entitled to give consent in connection with the CSS. We also confirm that we have confirmed with each Direct DTC Participant that all the consents we have obtained are from the proper underlying owner of the beneficial interest in the ETNs who owned such beneficial interest as of the Record Date.

We confirm that as of 5:00 p.m. Eastern Standard Time on March 31, 2015, Broadridge Financial Solutions, in its capacity as Solicitation and Tabulation Agent, had received consents from $97,544,400.00 in aggregate principal amount of the ETNs representing 50.728% of the Holders of the outstanding ETNs.

We further confirm that the Consents received represent a majority of the aggregate principal amount of the outstanding ETNs voting as a single class as calculated pursuant to the Indenture and that the Requisite Consents were obtained from Holders who were registered Holders as of the Record Date.

This certificate may also be relied upon conclusively by The Bank of New York Mellon as Trustee and Sullivan & Cromwell LLP.

This certificate is made at 5:00 p.m. Eastern Standard Time on March 31, 2015.

For and on behalf of
Broadridge Financial Solutions

/s/ Anthony LaPoma
Anthony LaPoma
Manager – Voting Services

Annex C

Forms of Amended and Restated Global Securities for the Securities bearing each CUSIP number listed in Annex A

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY PURCHASING THIS SECURITY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED IN SECTION 12 ON THE FACE OF THIS SECURITY.

CUSIP No. 06738C778	ISIN: US06738C7781

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

iPath® Bloomberg Commodity Index Total ReturnSM ETN

due June 12, 2036

The following terms apply to this Security.  Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Face Amount:  $[            ], equal to [        ] Securities at $50 per Security.

Index: The Bloomberg Commodity Index Total ReturnSM.

Inception Date:  June 6, 2006.

Amendment Date: April 30, 2015

Original Issue Date: June 9, 2006.

Interest Rate:  The principal of this Security shall not bear interest.

Denomination:  $50.

Payment at Maturity:  On the Maturity Date, the Company shall redeem this Security by paying to the Holder a cash payment in U.S. dollars in an amount equal to (1) the principal amount of the Holder’s Securities times (2) the Index Factor on the Final Valuation date minus (3) the Investor Fee on the Final Valuation Date unless such Securities were previously redeemed on a Redemption Date as provided under “Early Redemption”.

Early Redemption:  The Holder may, subject to the notification requirements provided under Section 5 hereof, require the Company to redeem the Holder’s Securities in whole or in part on any Redemption Date during the term of the Securities (“Holder Redemption”).  If the Holder requires the Company to redeem the Holder’s Securities on any Redemption Date, the Holder will receive a cash payment equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date.  The Company shall not be required to redeem fewer than 30,000 Securities at one time, provided that the Company may from time to time in its sole discretion reduce, in part or in whole, this minimum redemption amount (the “Redemption Amount”) on a consistent basis for all Holders who hold Securities at the time the reduction becomes effective.

The Company may redeem the Securities (in whole but not in part) at its sole discretion on any Trading Day on or after the Inception Date until and including maturity (“Issuer Redemption”). To exercise its right to redeem, the Company must deliver notice to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  If the Company redeems the Securities, the Holder will receive a cash payment in U.S. dollars per Security in an amount equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Trading Date minus the Investor Fee on the applicable Trading Date.

Calculation Agent:  Barclays Bank PLC.

Defeasance:  Neither full defeasance nor covenant defeasance applies to this Security.

Listing:  NYSE Arca stock exchange.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture.  Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in London or New York City generally are authorized or obligated by law, regulation or executive order to close.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent in its sole discretion, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder).  Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking).  During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking).  If either party obtains a quotation, it must notify the other party in writing of the quotation.  The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining the quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case that quotation will be disregarded in determining the Default Amount.  The “Default Quotation Period” shall be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice of a quotation is given as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case, the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Final Valuation Date, then the Default Amount will equal the Face Amount.

“Final Valuation Date” means June 5, 2036, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Final Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will the Final Valuation Date be postponed by more than five Trading Days.

“Index Component” means, with respect to the Securities, any of the futures contracts on physical commodities that comprise the Index.

“Index Factor” means, on any given day, the amount equal to the closing value of the Index on that day divided by the closing value of the Index on the Inception Date.

“Investor Fee” means an amount equal to (1) (a) 0.75% per year (for the period from the Inception Date to and including the Amendment Date), and (b) 0.70% per year (for the period beginning the day after the Amendment Date until the Redemption Date, if after the Amendment Date, or the Maturity Date) times (2) the principal amount of the Holder’s Securities times (3) the Index Factor calculated on a daily basis in the following manner:  (i) the Investor Fee on the Inception Date shall equal zero; (ii) on each subsequent calendar day until and including the Amendment Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption prior to the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.75% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365; and (iii) from the Amendment Date until and including the Final Valuation Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption after the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.70% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365.

“Market Disruption Event” means, with respect to the Securities, in the opinion of the Calculation Agent and determined in its sole discretion:  (i) a material limitation, suspension or disruption in the trading of the Index Component which results in a failure by the trading facility on which the relevant contract is traded to report a daily contract reference price; (ii) the daily contract reference price for the Index Component has increased or decreased from the previous day’s daily contract reference price by the maximum amount permitted under the applicable rules or procedures of the relevant trading facility; (iii) the Index Sponsors fail to publish the closing value of the Index or the applicable trading facility or other price source fails to announce or publish the daily contract reference price for the Index Components; (iv) any other event, if the Calculation Agent determines in its sole discretion that the event materially interferes with the ability of Barclays Bank PLC or the ability of any affiliates of Barclays Bank PLC to unwind all or a material portion of a hedge with respect to the Securities that Barclays Bank PLC or any of its affiliates have effected or may effect.  The following events will not be Market Disruption Events: (a) a limitation on the hours or numbers of days of trading on a trading facility on which the Index Component is traded, but only if the limitation results from an announced change in the regular business hours of the relevant market; or (b) a decision by a trading facility to permanently discontinue trading in the Index Component.

“Maturity Date” means June 12, 2036, provided that if such date is not a Business Day, the Maturity Date will be the next succeeding Business Day; provided, however, that if the fifth Business Day preceding June 12, 2036 does not qualify as the Final

Valuation Date referred to above, then the Maturity Date will be the fifth Business Day following the Final Valuation Date.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States of America or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw Hill Companies, Inc., Ratings Group (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Redemption Date” means (a) in the case of Holder Redemption, the third Business Day following each Valuation Date (other than the Final Valuation Date, where the final Redemption Date will be the third Business Day following the Valuation Date that is immediately prior to the Final Valuation Date); or (b) in the case of Issuer Redemption, the date specified by the Company in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice.

“Successor Index” means any substitute index approved by the Calculation Agent as a Successor Index pursuant to Section 3 hereof.

“Trading Day” means a day on which (i) the value of the Index is published by the Index Sponsors, (ii) trading is generally conducted on NYSE Arca and (iii) trading is generally conducted on the markets on which the futures contracts underlying the relevant Index are traded, in each case as determined by the calculation agent in its sole discretion.

“Valuation Date” means each Business Day from June 15, 2006 to June 5, 2036, inclusive, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will any Valuation Date be postponed by more than five Trading Days.

1.                                      Promise to Pay at Maturity or Upon Early Redemption

Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the amount as calculated and provided under (i) “Early Redemption” and elsewhere on the face this Security on the applicable Redemption Date, in the case of any Securities in respect of which the Holder exercises its Holder Redemption right or the Company exercises its Issuer Redemption right prior to the Maturity Date, or (ii) “Payment at Maturity” and elsewhere on the face of this Security on the Maturity Date, in the case of all other Securities.

2.                                      Payment of Interest

The principal of this Security shall not bear interest.  Any return on this Security that may be deemed to be interest will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application.

3.                                      Discontinuance or Modification of the Index; Market Disruption Event

If the Index Sponsors discontinue publication of the Index and they or any other person or entity publishes an index that the calculation agent determines is comparable to the Index and approves as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon redemption by reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued and that there is no successor index, or that the closing level of the Index is not available because of a market disruption event or for any other reason, on the date on which the value of the Index is required to be determined, or if for any other reason the Index is not available to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by a computation methodology that the calculation agent determines will as closely as reasonably possible replicate the Index.

If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including any addition, deletion or substitution and any reweighting or rebalancing of index components, and whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one or more of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required) to make such adjustments to the Index or method of calculating the Index as it believes are appropriate to ensure that the value of the Index used to determine the amount payable on the maturity date or upon redemption is equitable.

All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount payable at maturity or upon redemption or otherwise relating to the value of the Index may be made in the calculation agent’s sole discretion. See “Risk Factors” in the amended pricing supplement for a discussion of certain conflicts of interest which may arise with respect to the calculation agent.

4.                                      Payment at Maturity or Upon Early Redemption

The payment of this Security that becomes due and payable on the Maturity Date or on a Redemption Date, as the case may be, shall be the cash amount that must be paid to redeem this Security as provided above under “Payment at Maturity” and “Early Redemption”, respectively.  The payment of this Security that becomes due and payable upon acceleration of the Maturity Date hereof after an Event of Default has occurred pursuant to the Indenture shall be the Default Amount.  When the principal referred to in either of the two preceding sentences has been paid as provided herein (or such payment has been made available), the principal of this Security shall be deemed to have been paid in full, whether or not this Security shall have been surrendered for payment or cancellation.  References to the payment at maturity or upon early redemption of this Security on any day shall be deemed to mean the payment of cash that is payable on such day as provided in this Security.  Notwithstanding the foregoing, solely for the purpose of determining whether any consent, waiver, notice or other action to be given or taken by Holders of Securities pursuant to the Indenture has been given or taken by Holders of Outstanding Securities in the requisite aggregate principal amount, the principal amount of this Security will be deemed to equal the Face Amount.  This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture when the principal of this Security shall be deemed to have been paid in full as provided above.

5.                                      Redemption Mechanics

(a) Holder Redemption. Subject to the minimum Redemption Amount provided under “Holder Redemption”, the Holder may require the Company to redeem the Holder’s Securities on any Redemption Date during the term of the Securities provided that such Holder (i) delivers a notice of redemption to the Company via facsimile or email by no later than 4:00 p.m. New York time on the Business Day prior to the applicable Valuation Date; (ii) delivers a signed confirmation of redemption to the Company via facsimile or email by no later than 5:00 p.m. New York time on the same day; (iii) instructs the Holder’s DTC custodian to book a delivery versus payment trade with respect to the Holder’s Securities on the applicable Valuation Date at a price equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date, facing Barclays DTC 5101; and (iv) causes the Holder’s DTC custodian to deliver the trade as booked for settlement via DTC prior to 10:00 a.m. New York time on the applicable Redemption Date, which shall be the third Business Day following the applicable Valuation Date (other than the Final Valuation Date).  The final Redemption Date shall be the third Business Day following such Valuation Date that is immediately prior to the Final Valuation Date.

(b) Issuer Redemption.  If the Company elects to exercise its right to redeem the Securities under “Issuer Redemption”, the Company will deliver written notice of such election to redeem to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  The Final Valuation Date will be deemed to be the third Trading Day prior to the Redemption Date (subject to postponement in the event of a Market Disruption Event), and the Securities will be redeemed on the Redemption Date specified by the Company in such issuer redemption notice, but in no event prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice. If the deemed Final Valuation Date referred to above is postponed and occurs less than two Business Days prior to the day that would otherwise be the Redemption Date, then the Redemption Date will be the second Business Day following the deemed Final Valuation Date as so postponed.

6.                                      Split or Reverse Split of the Securities

The initial principal amount on which a split or reverse split will be based will be as set out in the definition of Face Amount on the cover of this Security. On any Business Day, the Company may elect to initiate a split of the Securities or a reverse split of the Securities. Such date shall be deemed to be the “Announcement Date”, and the Company will issue a notice to holders of the relevant Securities and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split and the split or reverse split ratio.

If the Securities undergo a split, the Company will adjust the terms of the Securities accordingly.  For example, if the split ratio is 4 and hence the Securities undergo a 4:1 split, every investor who holds one Security via DTC on the relevant record date will, after the split, hold four Securities, and adjustments will be made as described below.  The record date for the split will be the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be divided by 4 to reflect the 4:1 split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places.  The split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

In the case of a reverse split, the Company reserves the right to address odd numbers of Securities (commonly referred to as “partials”) in a commercially reasonable manner determined by the Company in its sole discretion.  For example, if the reverse split ratio is 4 and the Securities undergo a 1:4 reverse split, every Holder holding 4 Securities via DTC on the relevant record date will, after the reverse split, hold only one Security and adjustments will be made as described below.  The record date for the reverse split will be on the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be multiplied by four to reflect the 1:4 reverse split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places. The reverse split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

Holders who own a number of Securities on the record date which is not evenly divisible by the split ratio will receive the same treatment as all other holders for the maximum number of Securities they hold which is evenly divisible by the split ratio, and the Company will have the right to compensate holders for their remaining or “partial” Securities in a commercially reasonable manner determined by the Company in its sole discretion. The Company’s current intention is to provide a Holder with a cash payment for such Holder’s partials on the 17th Business Day following the Announcement Date in an amount equal to the appropriate percentage of the principal amount of the reverse split- adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.  For example, if the reverse split ratio is 1:4, a Holder who held 23 Securities via DTC on the record date would receive 5 post reverse split Securities on the immediately following Business Day, and a cash payment on the 17th Business Day following the Announcement Date that is equal to 3/4ths of the principal amount of the reverse split-adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.

In the event of a reverse split, the Redemption Amount will be adjusted accordingly by the Company, in its sole discretion and in a commercially reasonable manner, to take into account the reverse split.

7.                                      Role of Calculation Agent

The Calculation Agent will be solely responsible for all determinations and calculations regarding the value of the Securities, including at maturity or upon early redemption; Market Disruption Events; Business Days; Trading Days; the Investor Fee; the Default Amount; the closing value of the Index on the Inception Date and on any Valuation Date; the Maturity Date; Redemption Dates; the amount payable on the Securities and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder.  The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including any Affiliate of the Company) to serve as the Calculation Agent.  Insofar as this Security provides for the Calculation Agent to determine the value of the Index on any date or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.                                      Default Amount

If an Event of Default occurs and the maturity of the Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

9.                                      Payment

Payment of any amount payable on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payment will be made to an account designated by the Holder (in writing to the Company and the Trustee on or before the applicable Valuation Date) and acceptable to the Company or, if no such account is designated and acceptable as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York, provided, however, that payment on the Maturity Date or any Redemption Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender).  Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

10.                               Reverse of this Security

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

11.                               Certificate of Authentication

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

12.                               Prospectus

Reference is made to the (i) the Prospectus related to the Securities, dated July 19, 2013, (ii) the Prospectus Supplement, dated July 19, 2013, (iii) and the Pricing Supplement, dated September 22, 2014, as amended on April 30, 2015 (together, the “Prospectus”).  The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto.  In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control and if the Prospectus provides for a specific United States tax characterization, by purchasing a Security, you agree (in the absence of a change in law, an administrative determination or a judicial ruling to the contrary) to be bound for United States federal income tax purposes to such tax characterization.  Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof.  References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding been required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price equal to the principal amount thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose).  The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing.  Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in denominations of any multiple of $50.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY PURCHASING THIS SECURITY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED IN SECTION 12 ON THE FACE OF THIS SECURITY.

CUSIP No. 06739H313	ISIN: US06739H3131

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

iPath® Bloomberg Cocoa Subindex Total ReturnSM ETN

due June 24, 2038

The following terms apply to this Security.  Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Face Amount:  $[        ], equal to [        ] Securities at $50 per Security.

Index: The Bloomberg Cocoa Subindex Total ReturnSM.

Inception Date:  June 24, 2008.

Original Issue Date:  June 27, 2008

Amendment Date: April 30, 2015

Interest Rate:  The principal of this Security shall not bear interest.

Denomination:  $50.

Payment at Maturity:  On the Maturity Date, the Company shall redeem this Security by paying to the Holder a cash payment in U.S. dollars in an amount equal to (1) the principal amount of the Holder’s Securities times (2) the Index Factor on the Final Valuation date minus (3) the Investor Fee on the Final Valuation Date unless such Securities were previously redeemed on a Redemption Date as provided under “Early Redemption”.

Early Redemption:  The Holder may, subject to the notification requirements provided under Section 5 hereof, require the Company to redeem the Holder’s Securities in whole or in part on any Redemption Date during the term of the Securities (“Holder Redemption”).  If the Holder requires the Company to redeem the Holder’s Securities on any Redemption Date, the Holder will receive a cash payment equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date.  The Company shall not be required to redeem fewer than 30,000 Securities at one time, provided that the Company may from time to time in its sole discretion reduce, in part or in whole, this minimum redemption amount (the “Redemption Amount”) on a consistent basis for all Holders who hold Securities at the time the reduction becomes effective.

The Company may redeem the Securities (in whole but not in part) at its sole discretion on any Trading Day on or after the Inception Date until and including maturity (“Issuer Redemption”). To exercise its right to redeem, the Company must deliver notice to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  If the Company redeems the Securities, the Holder will receive a cash payment in U.S. dollars per Security in an amount equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Trading Date minus the Investor Fee on the applicable Trading Date.

Calculation Agent:  Barclays Bank PLC.

Defeasance:  Neither full defeasance nor covenant defeasance applies to this Security.

Listing:  NYSE Arca stock exchange.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture.  Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in London or New York City generally are authorized or obligated by law, regulation or executive order to close.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent in its sole discretion, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder).  Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking).  During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking).  If either party obtains a quotation, it must notify the other party in writing of the quotation.  The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining the quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case that quotation will be disregarded in determining the Default Amount.  The “Default Quotation Period” shall be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice of a quotation is given as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case, the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Final Valuation Date, then the Default Amount will equal the Face Amount.

“Final Valuation Date” means June 17, 2038, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Final Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will the Final Valuation Date be postponed by more than five Trading Days.

“Index Component” means, with respect to the Securities, the futures contract on the commodity of cocoa that comprises the Index.

“Index Factor” means, on any given day, the amount equal to the closing value of the Index on that day divided by the closing value of the Index on the Inception Date.

“Investor Fee” means an amount equal to (1) (a) 0.75% per year (for the period from the Inception Date to and including the Amendment Date), and (b) 0.70% per year (for the period beginning the day after the Amendment Date until the Redemption Date, if after the Amendment Date, or the Maturity Date) times (2) the principal amount of the Holder’s Securities times (3) the Index Factor calculated on a daily basis in the following manner:  (i) the Investor Fee on the Inception Date shall equal zero; (ii) on each subsequent calendar day until and including the Amendment Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption prior to the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.75% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365; and (iii) from the Amendment Date until and including the Final Valuation Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption after the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.70% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365.

“Market Disruption Event” means, with respect to the Securities, in the opinion of the Calculation Agent and determined in its sole discretion:  (i) a material limitation, suspension or disruption in the trading of the Index Component which results in a failure by the trading facility on which the relevant contract is traded to report a daily contract reference price; (ii) the daily contract reference price for the Index Component has increased or decreased from the previous day’s daily contract reference price by the maximum amount permitted under the applicable rules or procedures of the relevant trading facility; (iii) the Index Sponsors fail to publish the closing value of the Index or the applicable trading facility or other price source fails to announce or publish the daily contract reference price for the Index Components; (iv) any other event, if the Calculation Agent determines in its sole discretion that the event materially interferes with the ability of Barclays Bank PLC or the ability of any affiliates of Barclays Bank PLC to unwind all or a material portion of a hedge with respect to the Securities that Barclays Bank PLC or any of its affiliates have effected or may effect.  The following events will not be Market Disruption Events: (a) a limitation on the hours or numbers of days of trading on a trading facility on which the Index Component is traded, but only if the limitation results from an announced change in the regular business hours of the relevant market; or (b) a decision by a trading facility to permanently discontinue trading in the Index Component.

“Maturity Date” means June 24, 2038, provided that if such date is not a Business Day, the Maturity Date will be the next succeeding Business Day; provided, however, that if the fifth Business Day preceding June 24, 2038 does not qualify as the Final

Valuation Date referred to above, then the Maturity Date will be the fifth Business Day following the Final Valuation Date.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States of America or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Redemption Date” means (a) in the case of Holder Redemption, the third Business Day following each Valuation Date (other than the Final Valuation Date, where the final Redemption Date will be the third Business Day following the Valuation Date that is immediately prior to the Final Valuation Date); or (b) in the case of Issuer Redemption, the date specified by the Company in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice.

“Successor Index” means any substitute index approved by the Calculation Agent as a Successor Index pursuant to Section 3 hereof.

“Trading Day” means any day on which (i) the value of the Index is published by the Index Sponsors, (ii) trading is generally conducted on NYSE Arca and (iii) trading is generally conducted on the markets on which the futures contracts underlying the relevant Index are traded, in each case as determined by the calculation agent in its sole discretion.

“Valuation Date” means each Business Day from June 25, 2008 to June 17, 2038, inclusive, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will any Valuation Date be postponed by more than five Trading Days.

1.                                      Promise to Pay at Maturity or Upon Early Redemption

Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the amount as calculated and provided under (i) “Early Redemption” and elsewhere on the face this Security on the applicable Redemption Date, in the case of any Securities in respect of which the Holder exercises its Holder Redemption right or the Company exercises its Issuer Redemption right prior to the Maturity Date, or (ii) “Payment at Maturity” and elsewhere on the face of this Security on the Maturity Date, in the case of all other Securities.

2.                                      Payment of Interest

The principal of this Security shall not bear interest.  Any return on this Security that may be deemed to be interest will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application.

3.                                      Discontinuance or Modification of the Index; Market Disruption Event

If the Index Sponsors discontinue publication of the Index and they or any other person or entity publishes an index that the calculation agent determines is comparable to the Index and approves as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon redemption by reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued and that there is no successor index, or that the closing level of the Index is not available because of a market disruption event or for any other reason, on the date on which the value of the Index is required to be determined, or if for any other reason the Index is not available to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by a computation methodology that the calculation agent determines will as closely as reasonably possible replicate the Index.

If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including any addition, deletion or substitution and any reweighting or rebalancing of index components, and whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one or more of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required) to make such adjustments to the Index or method of calculating the Index as it believes are appropriate to ensure that the value of the Index used to determine the amount payable on the maturity date or upon redemption is equitable.

All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount payable at maturity or upon redemption or otherwise relating to the value of the Index may be made in the calculation agent’s sole discretion. See “Risk Factors” in the amended pricing supplement for a discussion of certain conflicts of interest which may arise with respect to the calculation agent.

4.                                      Payment at Maturity or Upon Early Redemption

The payment of this Security that becomes due and payable on the Maturity Date or on a Redemption Date, as the case may be, shall be the cash amount that must be paid to redeem this Security as provided above under “Payment at Maturity” and “Early Redemption”, respectively.  The payment of this Security that becomes due and payable upon acceleration of the Maturity Date hereof after an Event of Default has occurred pursuant to the Indenture shall be the Default Amount.  When the principal referred to in either of the two preceding sentences has been paid as provided herein (or such payment has been made available), the principal of this Security shall be deemed to have been paid in full, whether or not this Security shall have been surrendered for payment or cancellation.  References to the payment at maturity or upon early redemption of this Security on any day shall be deemed to mean the payment of cash that is payable on such day as provided in this Security.  Notwithstanding the foregoing, solely for the purpose of determining whether any consent, waiver, notice or other action to be given or taken by Holders of Securities pursuant to the Indenture has been given or taken by Holders of Outstanding Securities in the requisite aggregate principal amount, the principal amount of this Security will be deemed to equal the Face Amount.  This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture when the principal of this Security shall be deemed to have been paid in full as provided above.

5.                                      Redemption Mechanics

(a) Holder Redemption. Subject to the minimum Redemption Amount provided under “Holder Redemption”, the Holder may require the Company to redeem the Holder’s Securities on any Redemption Date during the term of the Securities provided that such Holder (i) delivers a notice of redemption to the Company via facsimile or email by no later than 4:00 p.m. New York time on the Business Day prior to the applicable Valuation Date; (ii) delivers a signed confirmation of redemption to the Company via facsimile or email by no later than 5:00 p.m. New York time on the same day; (iii) instructs the Holder’s DTC custodian to book a delivery versus payment trade with respect to the Holder’s Securities on the applicable Valuation Date at a price equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date, facing Barclays DTC 5101; and (iv) causes the Holder’s DTC custodian to deliver the trade as booked for settlement via DTC prior to 10:00 a.m. New York time on the applicable Redemption Date, which shall be the third Business Day following the applicable Valuation Date (other than the Final Valuation Date).  The final Redemption Date shall be the third Business Day following such Valuation Date that is immediately prior to the Final Valuation Date.

(b) Issuer Redemption.  If the Company elects to exercise its right to redeem the Securities under “Issuer Redemption”, the Company will deliver written notice of such election to redeem to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  The Final Valuation Date will be deemed to be the third Trading Day prior to the Redemption Date (subject to postponement in the event of a Market Disruption Event), and the Securities will be redeemed on the Redemption Date specified by the Company in such issuer redemption notice, but in no event prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice. If the deemed Final Valuation Date referred to above is postponed and occurs less than two Business Days prior to the day that would otherwise be the Redemption Date, then the Redemption Date will be the second Business Day following the deemed Final Valuation Date as so postponed.

6.                                      Split or Reverse Split of the Securities

The initial principal amount on which a split or reverse split will be based will be as set out in the definition of Face Amount on the cover of this Security. On any Business

Day, the Company may elect to initiate a split of the Securities or a reverse split of the Securities. Such date shall be deemed to be the “Announcement Date”, and the Company will issue a notice to holders of the relevant Securities and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split and the split or reverse split ratio.

If the Securities undergo a split, the Company will adjust the terms of the Securities accordingly.  For example, if the split ratio is 4 and hence the Securities undergo a 4:1 split, every investor who holds one Security via DTC on the relevant record date will, after the split, hold four Securities, and adjustments will be made as described below.  The record date for the split will be the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be divided by 4 to reflect the 4:1 split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places.  The split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

In the case of a reverse split, the Company reserves the right to address odd numbers of Securities (commonly referred to as “partials”) in a commercially reasonable manner determined by the Company in its sole discretion.  For example, if the reverse split ratio is 4 and the Securities undergo a 1:4 reverse split, every Holder holding 4 Securities via DTC on the relevant record date will, after the reverse split, hold only one Security and adjustments will be made as described below.  The record date for the reverse split will be on the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be multiplied by four to reflect the 1:4 reverse split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places. The reverse split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

Holders who own a number of Securities on the record date which is not evenly divisible by the split ratio will receive the same treatment as all other holders for the maximum number of Securities they hold which is evenly divisible by the split ratio, and the Company will have the right to compensate holders for their remaining or “partial” Securities in a commercially reasonable manner determined by the Company in its sole discretion. The Company’s current intention is to provide a Holder with a cash payment for such Holder’s partials on the 17th Business Day following the Announcement Date in an amount equal to the appropriate percentage of the principal amount of the reverse split- adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.  For example, if the reverse split ratio is 1:4, a Holder who held 23 Securities via DTC on the record date would receive 5 post reverse split Securities on the immediately following Business Day, and a cash payment on the 17th Business Day following the Announcement Date that is equal to 3/4ths of the principal amount of the reverse split-adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.

In the event of a reverse split, the Redemption Amount will be adjusted accordingly by the Company, in its sole discretion and in a commercially reasonable manner, to take into account the reverse split.

7.                                      Role of Calculation Agent

The Calculation Agent will be solely responsible for all determinations and calculations regarding the value of the Securities, including at maturity or upon early redemption; Market Disruption Events; Business Days; Trading Days; the Investor Fee; the Default Amount; the closing value of the Index on the Inception Date and on any Valuation Date; the Maturity Date; Redemption Dates; the amount payable on the Securities and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder.  The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including any Affiliate of the Company) to serve as the Calculation Agent.  Insofar as this Security provides for the Calculation Agent to determine the value of the Index on any date or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.                                      Default Amount

If an Event of Default occurs and the maturity of the Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

9.                                      Payment

Payment of any amount payable on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payment will be made to an account designated by the Holder (in writing to the Company and the Trustee on or before the applicable Valuation Date) and acceptable to the Company or, if no such account is designated and acceptable as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York, provided, however, that payment on the Maturity Date or any Redemption Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender).  Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture

10.                               Reverse of this Security

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

11.                               Certificate of Authentication

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

12.                               Prospectus

Reference is made to the (i) the Prospectus related to the Securities, dated July 19, 2013, (ii) the Prospectus Supplement, dated July 19, 2013, (iii) and the Pricing Supplement, dated September 22, 2014, as amended on April 30, 2015 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto.  In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control and if the Prospectus provides for a specific United States tax characterization, by purchasing a Security, you agree (in the absence of a change in law, an administrative determination or a judicial ruling to the contrary) to be bound for United States federal income tax purposes to such tax characterization.  Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof.  References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding been required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price equal to the principal amount thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose).  The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing.  Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in denominations of any multiple of $50.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY PURCHASING THIS SECURITY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED IN SECTION 12 ON THE FACE OF THIS SECURITY.

CUSIP No. 06739H263	ISIN: US06739H2638

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

iPath® Bloomberg Lead Subindex Total ReturnSM ETN

due June 24, 2038

The following terms apply to this Security.  Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Face Amount:  $[      ], equal to [      ] Securities at $50 per Security.

Index: The Bloomberg Lead Subindex Total ReturnSM.

Inception Date:  June 24, 2008.

Amendment Date: April 30, 2015

Original Issue Date: June 27, 2008.

Interest Rate:  The principal of this Security shall not bear interest.

Denomination:  $50.

Payment at Maturity:  On the Maturity Date, the Company shall redeem this Security by paying to the Holder a cash payment in U.S. dollars in an amount equal to (1) the principal amount of the Holder’s Securities times (2) the Index Factor on the Final Valuation date minus (3) the Investor Fee on the Final Valuation Date unless such Securities were previously redeemed on a Redemption Date as provided under “Early Redemption”.

Early Redemption:  The Holder may, subject to the notification requirements provided under Section 5 hereof, require the Company to redeem the Holder’s Securities in whole or in part on any Redemption Date during the term of the Securities (“Holder Redemption”).  If the Holder requires the Company to redeem the Holder’s Securities on any Redemption Date, the Holder will receive a cash payment equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date.  The Company shall not be required to redeem fewer than 30,000 Securities at one time, provided that the Company may from time to time in its sole discretion reduce, in part or in whole, this minimum redemption amount (the “Redemption Amount”) on a consistent basis for all Holders who hold Securities at the time the reduction becomes effective.

The Company may redeem the Securities (in whole but not in part) at its sole discretion on any Trading Day on or after the Inception Date until and including maturity (“Issuer Redemption”). To exercise its right to redeem, the Company must deliver notice to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  If the Company redeems the Securities, the Holder will receive a cash payment in U.S. dollars per Security in an amount equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Trading Date minus the Investor Fee on the applicable Trading Date.

Calculation Agent:  Barclays Bank PLC.

Defeasance:  Neither full defeasance nor covenant defeasance applies to this Security.

Listing:  NYSE Arca stock exchange.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture.  Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in London or New York City generally are authorized or obligated by law, regulation or executive order to close.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent in its sole discretion, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder).  Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking).  During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking).  If either party obtains a quotation, it must notify the other party in writing of the quotation.  The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining the quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case that quotation will be disregarded in determining the Default Amount.  The “Default Quotation Period” shall be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice of a quotation is given as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case, the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Final Valuation Date, then the Default Amount will equal the Face Amount.

“Final Valuation Date” means June 17, 2038, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Final Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will the Final Valuation Date be postponed by more than five Trading Days.

“Index Component” means, with respect to the Securities, the futures contract on the commodity of lead that comprises the Index.

“Index Factor” means, on any given day, the amount equal to the closing value of the Index on that day divided by the closing value of the Index on the Inception Date.

“Investor Fee” means an amount equal to (1) (a) 0.75% per year (for the period from the Inception Date to and including the Amendment Date), and (b) 0.70% per year (for the period beginning the day after the Amendment Date until the Redemption Date, if after the Amendment Date, or the Maturity Date) times (2) the principal amount of the Holder’s Securities times (3) the Index Factor calculated on a daily basis in the following manner:  (i) the Investor Fee on the Inception Date shall equal zero; (ii) on each subsequent calendar day until and including the Amendment Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption prior to the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.75% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365; and (iii) from the Amendment Date until and including the Final Valuation Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption after the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.70% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365.

“Market Disruption Event” means, with respect to the Securities, in the opinion of the Calculation Agent and determined in its sole discretion:  (i) a material limitation, suspension or disruption in the trading of the Index Component which results in a failure by the trading facility on which the relevant contract is traded to report a daily contract reference price; (ii) the daily contract reference price for the Index Component has increased or decreased from the previous day’s daily contract reference price by the maximum amount permitted under the applicable rules or procedures of the relevant trading facility; (iii) the Index Sponsors fail to publish the closing value of the Index or the applicable trading facility or other price source fails to announce or publish the daily contract reference price for the Index Components; (iv) any other event, if the Calculation Agent determines in its sole discretion that the event materially interferes with the ability of Barclays Bank PLC or the ability of any affiliates of Barclays Bank PLC to unwind all or a material portion of a hedge with respect to the Securities that Barclays Bank PLC or any of its affiliates have effected or may effect.  The following events will not be Market Disruption Events: (a) a limitation on the hours or numbers of days of trading on a trading facility on which the Index Component is traded, but only if the limitation results from an announced change in the regular business hours of the relevant market; or (b) a decision by a trading facility to permanently discontinue trading in the Index Component.

“Maturity Date” means June 24, 2038, provided that if such date is not a Business Day, the Maturity Date will be the next succeeding Business Day; provided, however, that if the fifth Business Day preceding June 24, 2038 does not qualify as the Final Valuation Date referred to above, then the Maturity Date will be the fifth Business Day following the Final Valuation Date.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States of America or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Redemption Date” means (a) in the case of Holder Redemption, the third Business Day following each Valuation Date (other than the Final Valuation Date, where the final Redemption Date will be the third Business Day following the Valuation Date that is immediately prior to the Final Valuation Date); or (b) in the case of Issuer Redemption, the date specified by the Company in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice.

“Successor Index” means any substitute index approved by the Calculation Agent as a Successor Index pursuant to Section 3 hereof.

“Trading Day” means any day on which (i) the value of the Index is published by the Index Sponsors, (ii) trading is generally conducted on NYSE Arca and (iii) trading is generally conducted on the markets on which the futures contracts underlying the relevant Index are traded, in each case as determined by the calculation agent in its sole discretion.

“Valuation Date” means each Business Day from June 25, 2008 to June 17, 2038, inclusive, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will any Valuation Date be postponed by more than five Trading Days.

1.             Promise to Pay at Maturity or Upon Early Redemption

Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the amount as calculated and provided under (i) “Early Redemption” and elsewhere on the face this Security on the applicable Redemption Date, in the case of any Securities in respect of which the Holder exercises its Holder Redemption right or the Company exercises its Issuer Redemption right prior to the Maturity Date, or (ii) “Payment at Maturity” and elsewhere on the face of this Security on the Maturity Date, in the case of all other Securities.

2.             Payment of Interest

The principal of this Security shall not bear interest.  Any return on this Security that may be deemed to be interest will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application.

3.             Discontinuance or Modification of the Index; Market Disruption Event

If the Index Sponsors discontinue publication of the Index and they or any other person or entity publishes an index that the calculation agent determines is comparable to the Index and approves as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon redemption by reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued and that there is no successor index, or that the closing level of the Index is not available because of a market disruption event or for any other reason, on the date on which the value of the Index is required to be determined, or if for any other reason the Index is not available to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by a computation methodology that the calculation agent determines will as closely as reasonably possible replicate the Index.

If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including any addition, deletion or substitution and any reweighting or rebalancing of index components, and whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one or more of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required) to make such adjustments to the Index or method of calculating the Index as it believes are appropriate to ensure that the value of the Index used to determine the amount payable on the maturity date or upon redemption is equitable.

All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount payable at maturity or upon redemption or otherwise relating to the value of the Index may be made in the calculation agent’s sole discretion. See “Risk Factors” in the amended pricing supplement for a discussion of certain conflicts of interest which may arise with respect to the calculation agent.

4.             Payment at Maturity or Upon Early Redemption

The payment of this Security that becomes due and payable on the Maturity Date or on a Redemption Date, as the case may be, shall be the cash amount that must be paid to redeem this Security as provided above under “Payment at Maturity” and “Early Redemption”, respectively.  The payment of this Security that becomes due and payable upon acceleration of the Maturity Date hereof after an Event of Default has occurred pursuant to the Indenture shall be the Default Amount.  When the principal referred to in either of the two preceding sentences has been paid as provided herein (or such payment has been made available), the principal of this Security shall be deemed to have been paid in full, whether or not this Security shall have been surrendered for payment or cancellation.  References to the payment at maturity or upon early redemption of this Security on any day shall be deemed to mean the payment of cash that is payable on such day as provided in this Security.  Notwithstanding the foregoing, solely for the purpose of determining whether any consent, waiver, notice or other action to be given or taken by Holders of Securities pursuant to the Indenture has been given or taken by Holders of Outstanding Securities in the requisite aggregate principal amount, the principal amount of this Security will be deemed to equal the Face Amount.  This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture when the principal of this Security shall be deemed to have been paid in full as provided above.

5.             Redemption Mechanics

(a) Holder Redemption: Subject to the minimum Redemption Amount provided under “Holder Redemption”, the Holder may require the Company to redeem the Holder’s Securities on any Redemption Date during the term of the Securities provided that such Holder (i) delivers a notice of redemption to the Company via facsimile or email by no later than 4:00 p.m. New York time on the Business Day prior to the applicable Valuation Date; (ii) delivers a signed confirmation of redemption to the Company via facsimile or email by no later than 5:00 p.m. New York time on the same day; (iii) instructs the Holder’s DTC custodian to book a delivery versus payment trade with respect to the Holder’s Securities on the applicable Valuation Date at a price equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date, facing Barclays DTC 5101; and (iv) causes the Holder’s DTC custodian to deliver the trade as booked for settlement via DTC prior to 10:00 a.m. New York time on the applicable Redemption Date, which shall be the third Business Day following the applicable Valuation Date (other than the Final Valuation Date).  The final Redemption Date shall be the third Business Day following such Valuation Date that is immediately prior to the Final Valuation Date.

(b) Issuer Redemption.  If the Company elects to exercise its right to redeem the Securities under “Issuer Redemption”, the Company will deliver written notice of such election to redeem to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  The Final Valuation Date will be deemed to be the third Trading Day prior to the Redemption Date (subject to postponement in the event of a Market Disruption Event), and the Securities will be redeemed on the Redemption Date specified by the Company in such issuer redemption notice, but in no event prior to the tenth calendar day following the date on which the

Company delivers such issuer redemption notice. If the deemed Final Valuation Date referred to above is postponed and occurs less than two Business Days prior to the day that would otherwise be the Redemption Date, then the Redemption Date will be the second Business Day following the deemed Final Valuation Date as so postponed.

6.             Split or Reverse Split of the Securities

The initial principal amount on which a split or reverse split will be based will be as set out in the definition of Face Amount on the cover of this Security. On any Business Day, the Company may elect to initiate a split of the Securities or a reverse split of the Securities. Such date shall be deemed to be the “Announcement Date”, and the Company will issue a notice to holders of the relevant Securities and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split and the split or reverse split ratio.

If the Securities undergo a split, the Company will adjust the terms of the Securities accordingly.  For example, if the split ratio is 4 and hence the Securities undergo a 4:1 split, every investor who holds one Security via DTC on the relevant record date will, after the split, hold four Securities, and adjustments will be made as described below.  The record date for the split will be the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be divided by 4 to reflect the 4:1 split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places.  The split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

In the case of a reverse split, the Company reserves the right to address odd numbers of Securities (commonly referred to as “partials”) in a commercially reasonable manner determined by the Company in its sole discretion.  For example, if the reverse split ratio is 4 and the Securities undergo a 1:4 reverse split, every Holder holding 4 Securities via DTC on the relevant record date will, after the reverse split, hold only one Security and adjustments will be made as described below.  The record date for the reverse split will be on the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be multiplied by four to reflect the 1:4 reverse split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places. The reverse split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

Holders who own a number of Securities on the record date which is not evenly divisible by the split ratio will receive the same treatment as all other holders for the maximum number of Securities they hold which is evenly divisible by the split ratio, and the Company will have the right to compensate holders for their remaining or “partial” Securities in a commercially reasonable manner determined by the Company in its sole discretion. The Company’s current intention is to provide a Holder with a cash payment for such Holder’s partials on the 17th Business Day following the Announcement Date in an amount equal to the appropriate percentage of the principal amount of the reverse split- adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.  For example, if the reverse split ratio is 1:4, a Holder who held 23 Securities via DTC on the record date would receive 5 post reverse split Securities on the immediately following

Business Day, and a cash payment on the 17th Business Day following the Announcement Date that is equal to 3/4ths of the principal amount of the reverse split-adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.

In the event of a reverse split, the Redemption Amount will be adjusted accordingly by the Company, in its sole discretion and in a commercially reasonable manner, to take into account the reverse split.

7.             Role of Calculation Agent

The Calculation Agent will be solely responsible for all determinations and calculations regarding the value of the Securities, including at maturity or upon early redemption; Market Disruption Events; Business Days; Trading Days; the Investor Fee; the Default Amount; the closing value of the Index on the Inception Date and on any Valuation Date; the Maturity Date; Redemption Dates; the amount payable on the Securities and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder.  The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including any Affiliate of the Company) to serve as the Calculation Agent.  Insofar as this Security provides for the Calculation Agent to determine the value of the Index on any date or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.             Default Amount

If an Event of Default occurs and the maturity of the Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

9.             Payment

Payment of any amount payable on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payment will be made to an account designated by the Holder (in writing to the Company and the Trustee on or before the applicable Valuation Date) and acceptable to the Company or, if no such account is designated and acceptable as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York, provided, however, that payment on the Maturity Date or any Redemption Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender).  Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

10.          Reverse of this Security

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

11.          Certificate of Authentication

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

12.          Prospectus

Reference is made to the (i) the Prospectus related to the Securities, dated July 19, 2013, (ii) the Prospectus Supplement, dated July 19, 2013, (iii) and the Pricing Supplement, dated September 22, 2014, as amended on April 30, 2015 (together, the “Prospectus”).  The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto.  In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control and if the Prospectus provides for a specific United States tax characterization, by purchasing a Security, you agree (in the absence of a change in law, an administrative determination or a judicial ruling to the contrary) to be bound for United States federal income tax purposes to such tax characterization.  Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof.  References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding been required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price equal to the principal amount thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose).  The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing.  Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in denominations of any multiple of $50.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY PURCHASING THIS SECURITY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED IN SECTION 12 ON THE FACE OF THIS SECURITY.

CUSIP No. 06738C794	ISIN: US06738C7948

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

iPath® S&P GSCI® Total Return Index ETN

due June 12, 2036

The following terms apply to this Security.  Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Face Amount:  $[        ], equal to [        ] Securities at $50 per Security.

Index: S&P GSCI® Total Return Index.

Inception Date:  June 6, 2006.

Amendment Date:  April 30, 2015

Original Issue Date:  June 9, 2006.

Interest Rate:  The principal of this Security shall not bear interest.

Denomination:  $50.

Payment at Maturity:  On the Maturity Date, the Company shall redeem this Security by paying to the Holder a cash payment in U.S. dollars in an amount equal to (1) the principal amount of the Holder’s Securities times (2) the Index Factor on the Final Valuation date minus (3) the Investor Fee on the Final Valuation Date unless such Securities were previously redeemed on a Redemption Date as provided under “Early Redemption”

Early Redemption:  The Holder may, subject to the notification requirements provided under Section 5 hereof, require the Company to redeem the Holder’s Securities in whole or in part on any Redemption Date during the term of the Securities (“Holder Redemption”).  If the Holder requires the Company to redeem the Holder’s Securities on any Redemption Date, the Holder will receive a cash payment equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date.  The Company shall not be required to redeem fewer than 30,000 Securities at one time, provided that the Company may from time to time in its sole discretion reduce, in part or in whole, this minimum redemption amount (the “Redemption Amount”) on a consistent basis for all Holders who hold Securities at the time the reduction becomes effective.

The Company may redeem the Securities (in whole but not in part) at its sole discretion on any Trading Day on or after the Inception Date until and including maturity (“Issuer Redemption”). To exercise its right to redeem, the Company must deliver notice to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  If the Company redeems the Securities, the Holder will receive a cash payment in U.S. dollars per Security in an amount equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Trading Date minus the Investor Fee on the applicable Trading Date.

Calculation Agent:  Barclays Bank PLC.

Defeasance:  Neither full defeasance nor covenant defeasance applies to this Security.

Listing:  NYSE Arca Stock Exchange.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture.  Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in London or New York City generally are authorized or obligated by law, regulation or executive order to close.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent in its sole discretion, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder).  Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking).  During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking).  If either party obtains a quotation, it must notify the other party in writing of the quotation.  The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining the quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case that quotation will be disregarded in determining the Default Amount.  The “Default Quotation Period” shall be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice of a quotation is given as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case, the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Final Valuation Date, then the Default Amount will equal the Face Amount.

“Final Valuation Date” means June 5, 2036, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Final Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will the Final Valuation Date be postponed by more than five Trading Days.

“Index Component” means, with respect to the Securities, any of the futures contracts on physical commodities that comprise the Index.

“Index Factor” means, on any given day, the amount equal to the closing value of the Index on that day divided by the closing value of the Index on the Inception Date.

“Investor Fee” means an amount equal to (1) (a) 0.75% per year (for the period from the Inception Date to and including the Amendment Date), and (b) 0.70% per year (for the period beginning the day after the Amendment Date until the Redemption Date, if after the Amendment Date, or the Maturity Date) times (2) the principal amount of the Holder’s Securities times (3) the Index Factor calculated on a daily basis in the following manner:  (i) the Investor Fee on the Inception Date shall equal zero; (ii) on each subsequent calendar day until and including the Amendment Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption prior to the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.75% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365; and (iii) from the Amendment Date until and including the Final Valuation Date or, in the case of Securities with respect to which the Holder or the Issuer has exercised its right of Early Redemption after the Amendment Date, the applicable Valuation Date or Trading Day, the accrued Investor Fee will increase by an amount equal to (1) 0.70% per year times (2) the principal amount of the Holder’s Securities times (3) the Index Factor on that day (or, if such day is not a Trading Day, the Index Factor on the immediately preceding Trading Day) divided by (4) 365.

“Market Disruption Event” means, with respect to the Securities, in the opinion of the Calculation Agent and determined in its sole discretion:  (i) a material limitation, suspension or disruption in the trading of any Index Component which results in a failure by the trading facility on which the relevant contract is traded to report a daily contract reference price; (ii) the daily contract reference price for any Index Component has increased or decreased from the previous day’s daily contract reference price by the maximum amount permitted under the applicable rules or procedures of the relevant trading facility; (iii) S&P Dow Jones Indices LLC fails to publish the closing value of the Index or the applicable trading facility or other price source fails to announce or publish the daily contract reference price for one or more Index Components; (iv) any other event, if the Calculation Agent determines in its sole discretion that the event materially interferes with the ability of Barclays Bank PLC or the ability of any affiliates of Barclays Bank PLC to unwind all or a material portion of a hedge with respect to the Securities that Barclays Bank PLC or any of its affiliates have effected or may effect.  The following events will not be Market Disruption Events: (a) a limitation on the hours or numbers of days of trading on a trading facility on which any Index Component is traded, but only if the limitation results from an announced change in the regular business hours of the relevant market; or (b) a decision by a trading facility to permanently discontinue trading in any Index Component.

“Maturity Date” means June 12, 2036, provided that if such date is not a Business Day, the Maturity Date will be the next succeeding Business Day; provided, however, that if the fifth Business Day preceding June 12, 2036 does not qualify as the Final Valuation Date referred to above, then the Maturity Date will be the fifth Business Day following the Final Valuation Date.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States of America or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Redemption Date” means (a) in the case of Holder Redemption, the third Business Day following each Valuation Date (other than the Final Valuation Date, where the final Redemption Date will be the third Business Day following the Valuation Date that is immediately prior to the Final Valuation Date); or (b) in the case of Issuer Redemption, the date specified by the Company in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice.

“Successor Index” means any substitute index approved by the Calculation Agent as a Successor Index pursuant to Section 3 hereof.

“Trading Day” means any day on which (i) the value of the Index is published by S&P Dow Jones Indices LLC; (ii) trading is generally conducted on the NYSE Arca Stock Exchange; and (iii) trading is generally conducted on the markets on which the Index Components are traded, in each case as determined by the Calculation Agent in its sole discretion.

“Valuation Date” means each Business Day from June 15, 2006 to June 5, 2036, inclusive, or if such date is not a Trading Day, the next succeeding Trading Day; provided, however, that if the Calculation Agent determines that a Market Disruption Event occurs or is continuing on such date, the Valuation Date will be the first following Trading Day on which the Calculation Agent determines that a Market Disruption Event does not occur and is not continuing, provided that in no event will any Valuation Date be postponed by more than five Trading Days.

1.                                      Promise to Pay at Maturity or Upon Early Redemption

Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the amount as calculated and provided under (i) “Early Redemption” and elsewhere on the face this Security on the applicable Redemption Date, in the case of any Securities in respect of the which the Holder exercises such Holder’s right to require the Company to redeem such Holder’s Securities prior to the Maturity Date, or (ii) “Payment at Maturity” and elsewhere on the face of this Security on the Maturity Date, in the case of all other Securities.

2.                                      Payment of Interest

The principal of this Security shall not bear interest.  Any return on this Security may be deemed to be interest will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application.

3.                                      Discontinuance or Modification of the Index; Market Disruption Event

If S&P Dow Jones Indices LLC discontinues publication of the Index and S&P Dow Jones Indices LLC or any other Person or entity publishes an index that the Calculation Agent determines is comparable to the discontinued Index and approves as a Successor Index, then the Calculation Agent will determine the value of the Index on the applicable Valuation Date and the amount payable on the Maturity Date or any Redemption Date by reference to such Successor Index.

If the Calculation Agent determines that the publication of the Index is discontinued and that there is no Successor Index, or that the closing value of the Index is not available because of a Market Disruption Event or for any other reason, on any Valuation Date, or if for any other reason the Index is not available to the Company or the Calculation Agent on any Valuation Date, the Calculation Agent will determine the amount payable by a computation methodology that the Calculation Agent determines will as closely as reasonably possible replicate the Index.

If the Calculation Agent determines that the Index, the Index Components or the method of calculating the Index has been changed at any time in any respect, including, without limitation, any addition, deletion or substitution and any reweighting or rebalancing of Index Components, and whether the change is made by S&P Dow Jones Indices LLC under its existing policies or following a modification of those policies, is due to the publication of a Successor Index, is due to events affecting one or more of the Index Components, or is due to any other reason, then the Calculation Agent will be permitted (but shall not be required) to make such adjustments to the Index or method of calculating the Index as it believes are appropriate to ensure that the value of the Index used to determine the amount payable on the Maturity Date or upon Early Redemption is equitable.

The Calculation Agent shall have the right to postpone a Valuation Date, and thus the determination of the value of the Index, if the Calculation Agent determines that, on such Valuation Date, a Market Disruption Event occurs or is continuing in respect of any Index Component.  If such a postponement occurs, the Calculation Agent shall determine the value of the Index Components unaffected by the Market Disruption Event by using the closing value of such Index Component or Index Components on the scheduled Valuation Date and shall determine the value of any affected Index Component by using the closing value of such Index Component on the first Trading Day after that day on which no Market Disruption Event occurs or is continuing with respect to such Index Component.  In no event, however, may the Calculation Agent postpone a Valuation Date by more than five Trading Days.

In the event that a Valuation Date is postponed until the fifth Trading Day following the scheduled Valuation Date, but a Market Disruption Event occurs and is continuing on such day, that day shall nevertheless be a Valuation Date, and the Calculation Agent shall determine the value of the Index on such day by a good faith estimate in its sole discretion of the value of the Index that would have prevailed in the absence of a Market Disruption Event.

The Calculation Agent shall have the right to make all determinations and adjustments with respect to the Index in its sole discretion.

4.                                      Payment at Maturity or Upon Early Redemption

The payment of this Security that becomes due and payable on the Maturity Date or on a Redemption Date, as the case may be, shall be the cash amount that must be paid to redeem this Security as provided above under “Payment at Maturity” and “Early Redemption”, respectively.  The payment of this Security that becomes due and payable upon acceleration of the Maturity Date hereof after an Event of Default has occurred pursuant to the Indenture shall be the Default Amount.  When the principal referred to in either of the two preceding sentences has been paid as provided herein (or such payment has been made available), the principal of this Security shall be deemed to have been paid in full, whether or not this Security shall have been surrendered for payment or cancellation.  References to the payment at maturity or upon early redemption of this Security on any day shall be deemed to mean the payment of cash that is payable on such day as provided in this Security.  Notwithstanding the foregoing, solely for the purpose of determining whether any consent, waiver, notice or other action to be given or taken by Holders of Securities pursuant to the Indenture has been given or taken by Holders of Outstanding Securities in the requisite aggregate principal amount, the principal amount of this Security will be deemed to equal the Face Amount.  This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture when the principal of this Security shall be deemed to have been paid in full as provided above.

5.                                      Redemption Mechanics

(a) Holder Redemption: Subject to the minimum Redemption Amount provided under “Holder Redemption”, the Holder may require the Company to redeem the Holder’s Securities on any Redemption Date during the term of the Securities provided that such Holder (i) delivers a notice of redemption to the Company via facsimile or email by no later than 4:00 p.m. New York time on the Business Day prior to the applicable Valuation Date; (ii) delivers a signed confirmation of redemption to the Company via facsimile or email by no later than 5:00 p.m. New York time on the same day; (iii) instructs the Holder’s DTC custodian to book a delivery versus payment trade with respect to the Holder’s Securities on the applicable Valuation Date at a price equal to the principal amount of the Holder’s Securities times the Index Factor on the applicable Valuation Date minus the Investor Fee on the applicable Valuation Date, facing Barclays DTC 5101; and (iv) causes the Holder’s DTC custodian to deliver the trade as booked for settlement via DTC prior to 10:00 a.m. New York time on the applicable Redemption Date, which shall be the third Business Day following the applicable Valuation Date (other than the Final Valuation Date).  The final Redemption Date shall be the third Business Day following such Valuation Date that is immediately prior to the Final Valuation Date.

(b) Issuer Redemption.  If the Company elects to exercise its right to redeem the Securities under “Issuer Redemption”, the Company will deliver written notice of such election to redeem to DTC and the Trustee not less than ten calendar days prior to the Redemption Date specified by the Company in such issuer redemption notice.  The Final Valuation Date will be deemed to be the third Trading Day prior to the Redemption Date (subject to postponement in the event of a Market Disruption Event), and the Securities will be redeemed on the Redemption Date specified by the Company in such issuer redemption notice, but in no event prior to the tenth calendar day following the date on which the Company delivers such issuer redemption notice. If the deemed Final Valuation Date referred to above is postponed and occurs less than two Business Days prior to the day that would otherwise be the Redemption Date, then the Redemption Date will be the second Business Day following the deemed Final Valuation Date as so postponed..

6.                                      Split or Reverse Split of the Securities

The initial principal amount on which a split or reverse split will be based will be as set out in the definition of Face Amount on the cover of this Security. On any Business Day, the Company may elect to initiate a split of the Securities or a reverse split of the Securities. Such date shall be deemed to be the “Announcement Date”, and the Company will issue a notice to holders of the relevant Securities and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split and the split or reverse split ratio.

If the Securities undergo a split, the Company will adjust the terms of the Securities accordingly.  For example, if the split ratio is 4 and hence the Securities undergo a 4:1 split, every investor who holds one Security via DTC on the relevant record date will, after the split, hold four Securities, and adjustments will be made as described below.  The record date for the split will be the 9th Business Day after the

Announcement Date.  The principal amount of the Securities on such record date will be divided by 4 to reflect the 4:1 split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places.  The split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

In the case of a reverse split, the Company reserves the right to address odd numbers of Securities (commonly referred to as “partials”) in a commercially reasonable manner determined by the Company in its sole discretion.  For example, if the reverse split ratio is 4 and the Securities undergo a 1:4 reverse split, every Holder holding 4 Securities via DTC on the relevant record date will, after the reverse split, hold only one Security and adjustments will be made as described below.  The record date for the reverse split will be on the 9th Business Day after the Announcement Date.  The principal amount of the Securities on such record date will be multiplied by four to reflect the 1:4 reverse split of the Securities.  Any adjustment of the principal amount of the Securities will be rounded to 8 decimal places. The reverse split will become effective at the opening of trading of the Securities on the Business Day immediately following the record date.

Holders who own a number of Securities on the record date which is not evenly divisible by the split ratio will receive the same treatment as all other holders for the maximum number of Securities they hold which is evenly divisible by the split ratio, and the Company will have the right to compensate holders for their remaining or “partial” Securities in a commercially reasonable manner determined by the Company in its sole discretion. The Company’s current intention is to provide a Holder with a cash payment for such Holder’s partials on the 17th Business Day following the Announcement Date in an amount equal to the appropriate percentage of the principal amount of the reverse split- adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.  For example, if the reverse split ratio is 1:4, a Holder who held 23 Securities via DTC on the record date would receive 5 post reverse split Securities on the immediately following Business Day, and a cash payment on the 17th Business Day following the Announcement Date that is equal to 3/4ths of the principal amount of the reverse split-adjusted Securities on the 14th Business Day following the Announcement Date times the Index Factor on the applicable Business Day minus the Investor Fee on the applicable Business Day.

In the event of a reverse split, the Redemption Amount will be adjusted accordingly by the Company, in its sole discretion and in a commercially reasonable manner, to take into account the reverse split.

7.                                      Role of Calculation Agent

The Calculation Agent will be solely responsible for all determinations and calculations regarding the value of the Securities, including at maturity or upon early redemption; Market Disruption Events; Business Days; Trading Days; the Investor Fee; the Default Amount; the closing value of the Index on the Inception Date and on any Valuation Date; the Maturity Date; Redemption Dates; the amount payable on the Securities and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder.  The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including any Affiliate of the Company) to serve as the Calculation Agent.  Insofar as this Security provides for the Calculation Agent to determine the value of the Index on any date or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.                                      Default Amount

If any Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

9.                                      Payment

Payment of any amount payable on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payment will be made to an account designated by the Holder (in writing to the Company and the Trustee on or before the applicable Valuation Date) and acceptable to the Company or, if no such account is designated and acceptable as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York, provided, however, that payment on the Maturity Date or any Redemption Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender).  Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

10.                               Reverse of this Security

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

11.                               Certificate of Authentication

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

12.                               Prospectus

Reference is made to (i) the Prospectus related to the Securities dated July 19, 2013, (ii) the Prospectus Supplement, dated July 19, 2013, (iii) the Pricing Supplement, dated March 25, 2015, as amended on April 30, 2015 (together, the “Prospectus”).  The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto.  In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control and if the Prospectus provides for a specific United States tax characterization, by purchasing a Security, you agree (in the absence of a change in law, an administrative determination or a judicial ruling to the contrary) to be bound for United States federal income tax purposes to such tax characterization.  Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof.  References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding been required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price equal to the principal amount thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose).  The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing.  Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in denominations of any multiple of $50.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.